UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2008

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

This amendment to the Current Report on Form 8-K of Cheniere Energy, Inc. furnished on April 7, 2008 is being furnished solely for the purpose of correcting typographical errors in the corporate presentation attached as exhibit 99.1 to the Current Report. The corporate presentation attached as exhibit 99.1 to the Current Report furnished on April 7, 2008 indicated on slide number 13 incorrect 2007 consumption amounts for North America, Europe and Asia Pacific. The complete corporate presentation, as amended, is attached as exhibit 99.1.

The information included in this Item 7.01 of Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

d)  Exhibits

Exhibit
Number              Description

99.1                      Corporate presentation, dated April 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date:	April 7, 2008	By:	/s/ Don A. Turkleson
		Name:	Don A. Turkleson
		Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number              Description

99.1                      Corporate presentation, dated April 7, 2008.*

_______________

*Furnished herewith